SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ x ]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

iMANAGE, INC.

(Name of Registrant as Specified In Its Charter)

NAME OF FILER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

iMANAGE, INC.

950 Tower Lane, Suite 500
Foster City, California 94404

October 22, 2002

To our stockholders:

      You are cordially invited to attend the annual meeting of stockholders of iManage, Inc. on November 21, 2002 at 10:00 a.m. Pacific Standard Time to be held at the Company’s offices at 950 Tower Lane, Suite 500, Foster City, California 94404.

      The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed is a copy of the 2001 iManage, Inc. Annual Report on Form 10-K, which includes audited financial statements and certain other information.

      It is important that you use this opportunity to take part in the affairs of iManage, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

      We look forward to seeing you at the meeting.

Sincerely,

MAHMOOD M. PANJWANI
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
PROPOSAL NUMBER ONE
PROPOSAL NUMBER TWO
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPARISON OF STOCKHOLDER RETURN
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS

iMANAGE, INC.

950 Tower Lane, Suite 500
Foster City, California 94404

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 21, 2002

Dear Stockholder:

      You are invited to attend the annual meeting of stockholders of iManage, Inc., which will be held on November 21, 2002 at 10:00 a.m. Pacific Standard Time at the Company’s offices located at 950 Tower Lane, Suite 500, Foster City, California 94404, for the following purposes:

1.	To elect one (1) Class III director to the iManage, Inc. Board of Directors to hold office for a three-year term and until a successor is elected and qualified.

2.	To ratify the appointment of PricewaterhouseCoopers, LLP as our independent accountants for the year ending December 31, 2002.

3.	To transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on October 10, 2002 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at our principal offices.

By Order of the Board of Directors,

JOHN E. CALONICO, JR.
Secretary

Foster City, California

October 22, 2002

STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

iMANAGE, INC.

950 Tower Lane, Suite 500
Foster City, California 94404

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

       The accompanying proxy is solicited by the Board of Directors of iManage, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held November 21, 2002, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is October 22, 2002, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

GENERAL INFORMATION

      Annual Report. An Annual Report on Form 10-K for the year ended December 31, 2001, is enclosed with this Proxy Statement.

      Voting Securities. Only stockholders of record as of the close of business on October 10, 2002, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 24,140,046 shares of our common stock, par value $.001 per share, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Our bylaws provide that a majority of all of the shares of our capital stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

      Solicitation of Proxies. iManage will bear the cost of soliciting proxies. We will solicit stockholders by mail through our regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have our stock registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies personally or by telephone, without additional compensation.

      Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon by means of the proxy, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke the proxy, at any time prior to the time it is voted, by delivery to the Secretary of iManage at our principal offices at 950 Tower Lane, Suite 500, Foster City, California 94404, of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

      iManage has a classified Board of Directors that currently consists of five directors: two of whom are Class I directors, two of whom are Class II directors and one of whom is a Class III director. Class I and Class II directors serve until the annual meeting of stockholders to be held in 2003 and 2004, respectively, and the Class III director serves until the annual meeting of stockholders to be held in 2002. All directors serve until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in that class whose terms expire at such annual meeting.

      Management’s nominee for election at the 2002 annual meeting of stockholders to Class III of the Board of Directors is Bob L. Corey. If elected, the nominee will serve as a director until iManage’s annual meeting of stockholders in 2005, and until a successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, although management knows of no reason to anticipate that this will occur, the proxies may be voted for such substitute nominee as the Board of Directors may designate.

Directors and Executive Officers

      The table below sets forth the names and certain information of our nominees, directors and executive officers, including the Class III nominee to be elected at this meeting.

			Director
Name	Principal Occupation with iManage	Age	Since

Nominee for Class III director to be elected at the 2002 annual meeting of stockholders:
Bob L. Corey	Director Nominee	50	—
Class I directors, whose terms expire at the 2003 annual meeting of stockholders:
Rafiq R. Mohammadi	Director, Chief Technology Officer and Senior Vice President, Engineering	42	1995
Moez R. Virani	Director	47	1996
Class II directors, whose terms expire at the 2004 annual meeting of stockholders:
Mahmood M. Panjwani	Chairman of the Board of Directors, President and Chief Executive Officer	43	1995
Thomas L. Thomas	Director	53	2001
Other executive officers:
John E. Calonico, Jr.	Chief Financial Officer and Secretary	46
Joseph S. Campbell	Chief Operating Officer	43
Daniel A. Carmel	Vice President, Marketing and Business Development	41

      Mahmood M. Panjwani is a co-founder of iManage and has served as our President, Chief Executive Officer and Chairman of the Board of Directors since October 1995. In August 1988, Mr. Panjwani founded Q-Image Corporation, a consulting services company, and served as its President and Chairman of the Board of Directors until December 1997.

      Rafiq R. Mohammadi is a co-founder of iManage and has served as our Chief Technology Officer and as one of our directors since October 1995. Between 1985 and 1995, Mr. Mohammadi co-founded and served as President of M/ H Manage, a company that developed and distributed software that converted documents between different platforms and formats.

      Thomas L. Thomas has been Chief Executive Officer of HAHT Commerce, Inc., a developer of B2B software applications, since December 2000. From February 2000 through November 2000, Mr. Thomas was the Chief Executive Officer and President of Ajuba Solutions. From February 1999 through January 2000, Mr. Thomas served as Chief Executive Officer and was a member of the Board of Directors of Vantive Corporation. He served as Senior Vice President, Global Information Systems and Chief Information Officer of 3Com Corporation from August 1996 until April of 1999. From September 1995 to July 1996 he was Vice President, Global Information Systems and Chief Information Officer of 3Com Corporation. From 1993 to

1995 he was Vice President and Chief Information Officer of Dell Computer Corporation. From 1987 to 1993 he was Vice President of Management Information Systems at Kraft General Foods. Mr. Thomas serves on the Board of Directors of Odetics, Inc. as well as three private companies.

      Moez R. Virani has been one of our directors since December 1996. Mr. Virani has been a partner at Mohr Davidow Ventures, a venture capital firm, since July 1999. From January 1998 to June 1999, Mr. Virani served as the Chief Financial Officer of Ziff-Davis Events, Inc., a media company. From February 1995 to December 1997, Mr. Virani was the Chief Financial Officer and Chief Operating Officer of SOFTBANK Forums, Inc., a wholly-owned subsidiary of SOFTBANK, Inc. From 1984 to 1995, Mr. Virani worked for Sun Microsystems in a variety of senior domestic and international finance positions.

      Bob L. Corey was Executive Vice President and Chief Financial Officer of Documentum, Inc. from May 2000 to August 2002. Prior to joining Documentum, Mr. Corey was Senior Vice President of Finance and Administration and Chief Financial Officer for Forte Software, Inc., a provider of software development tools and services, from May 1998 to April 2000, and in February 1999 Mr. Corey was elected to the Board of Directors of Forte. Forte completed a merger with Sun Microsystems, Inc., a computer hardware and applications company, in October 1999. Mr. Corey was Executive Vice President and Chief Financial Officer of SyQuest Technology Inc., a provider of removable storage solutions, from July 1997 to April 1998.

      Joseph S. Campbell has served as our Chief Operating Officer since October 2001. From October 2000 to October 2001, Mr. Campbell served as Executive Vice President, Field Operations. From February 1999 to September 2000, Mr. Campbell was the Executive Vice President of Sales at Alventive, Inc. From November 1997 to January 1999, Mr. Campbell was the Executive Vice President of Field Operations at Continuous, Inc. Mr. Campbell worked for Banyon Systems, Inc. from July 1990 to July 1997, serving as Senior Vice President for Worldwide Field Operations from March 1996 to July 1997.

      John E. Calonico, Jr. has served as our Chief Financial Officer and Secretary since January 2002. From March 2000 to December 2001, Mr. Calonico served as Chief Financial Officer of Blue Martini Software, Inc. From February 1999 to February 2000, Mr. Calonico served as Vice President and Chief Financial Officer of GlobalCenter, Inc., a division of Global Crossing, Ltd. From November 1997 to January 1999, Mr. Calonico served as Vice President of Finance for BEA Systems, Inc. From April 1990 to November 1997, Mr. Calonico held various management positions including Vice President of Finance at Autodesk, Inc.

      Daniel A. Carmel has served as our Vice President, Marketing and Business Development since June 2001. From July 1999 to January 2001, Mr. Carmel was Vice President, Worldwide Marketing for Selectica, Inc. Mr. Carmel held various marketing and executive positions at Sonnet Financial, Inc. between September 1994 and June 1999.

      In May 2002, Mark W. Perry resigned from his position on the Board of Directors.

Board of Directors Committees and Meetings

      During 2001, the Board of Directors held 8 meetings. Each incumbent director attended at least 75% of the aggregate of such meetings of the Board and any committee of the Board on which he served. The Board of Directors has established an Audit Committee and a Compensation Committee.

      The Audit Committee’s function is to:

•	review with the independent auditors and management of iManage the annual financial statements and independent accountants’ opinion,

•	review the scope and results of the examination of the Company’s financial statements by the independent accountants,

•	approve all professional services and related fees performed by the independent accountants,

•	recommend the retention of the independent auditors to the Board of Directors, subject to ratification by the stockholders, and

•	periodically review the Company’s accounting policies and internal accounting and financial controls.

      The Audit Committee also oversees actions taken by our independent accountants and recommends the engagement of auditors. The members of the Audit Committee during 2001 were Mark W. Perry, Moez R. Virani and Thomas L. Thomas. The Audit Committee held 4 meetings in 2001. Following Mr. Perry’s resignation from the Board of Directors and Audit Committee in May 2002, the Company obtained a temporary waiver from the Nasdaq Marketplace Rule requiring that at least three independent directors serve on the Audit Committee. In October 2002, Bob L. Corey was appointed by the Board of Directors to fill the vacancy on the Board left by Mr. Perry’s resignation. At the same time, Mr. Corey was appointed to the Audit Committee and was appointed its chairman.

      All members of the Audit Committee are “independent” in accordance with the National Association of Securities Dealers, Inc. (“NASD”) Rules 4310(c)(26)(B)(i) and 4200(a)(15) that are currently applicable to iManage. In October 2002, the Board of Directors adopted an amended charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement. The information contained in this paragraph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

      For additional information concerning the Audit Committee, see “Report of the Audit Committee.”

      The Compensation Committee’s function is to make decisions concerning salaries and incentive compensation for executive officers of iManage. The members of the Compensation Committee during 2001 were Mark W. Perry, Moez R. Virani and DuWayne Peterson, who was replaced in June 2001 by Thomas L. Thomas. During 2001, the Compensation Committee held 3 meetings.

Compensation of Directors

      Directors of iManage do not receive compensation for attending Board or committee meetings and do not currently receive any reimbursement for expenses, other than travel expenses, incurred in attending Board and board committee meetings. If directors incur travel expenses to attend the meetings, the expenses are paid by iManage.

      The amended 1997 stock option plan provides that upon each nonemployee director’s initial election or appointment, he automatically receives a nonstatutory stock option to purchase 30,000 shares of common stock. As long as the director continues to serve on the Board, one-third of the option shares will vest after one year and the remaining two-thirds will vest in equal monthly increments over the following two years. In addition, when a nonemployee director is reelected to the Board, the director will automatically be granted a nonstatutory stock option to purchase shares of common stock equal to 10,000 multiplied by the number of years of the director’s elected term. For example, if a director is reelected to a three year term, the size of the option grant would be 30,000 shares. Similarly, an option grant would be for 20,000 shares for a director reelected to a two year term and 10,000 shares for a director reelected to a one year term. Each of these additional options will vest in equal monthly increments over the director’s elected term. A director does not receive an additional option if at the time of the director’s reelection to the Board, the director has served on the Board for less than one year. Each option granted to a nonemployee director will have a per share exercise price equal to the fair market value of a share of common stock on the grant date. Each option granted to a nonemployee director will have a term of 10 years. Vesting of nonemployee director options will accelerate in full if a change in control occurs before the option becomes fully vested. From time to time, our Board of Directors may approve additional option grants under our 1997 stock option plan to certain directors. In June 2001, we granted each of Mr. Virani and Mr. Thomas, two of our directors, an option to purchase 7,500 shares of our common stock at an exercise price of $2.51, in addition to the automatic grants provided under our 1997 stock option plan.

Vote Required and Board of Directors’ Recommendation

      If a quorum is present and voting at the annual meeting of stockholders, the nominee for Class III director receiving the highest number of votes will be elected. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED ABOVE.

PROPOSAL NUMBER TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors has selected PricewaterhouseCoopers, LLP as independent accountants to audit our financial statements for the year ending December 31, 2002. PricewaterhouseCoopers, LLP has acted in such capacity since its appointment during the year ended December 31, 1995. A representative of PricewaterhouseCoopers, LLP is expected to be present at the annual meeting of stockholders with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

      For the year ended December 31, 2001, our principal accounting firm, PricewaterhouseCoopers, LLP billed us for $190,000 of audit fees and $133,000 of other fees, including fees for consulting services.

      The Audit Committee has considered the role of PricewaterhouseCoopers, LLP in providing certain non-audit consulting services to the Company and has concluded that such services are compatible with PricewaterhouseCoopers’ independence as our auditors.

Vote Required and Board of Directors’ Recommendation

      The affirmative vote of a majority of the votes cast at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of iManage common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of September 30, 2002, with respect to the beneficial ownership of iManage common stock by:

•	the Named Executive Officers,

•	each of our directors,

•	each person known by us to be the beneficial owner of more than 5% of our common stock, and

•	all of our executive officers and directors as a group.

      Except as otherwise indicated, the address of each beneficial owner is c/o iManage, Inc., 950 Tower Lane, Suite 500, Foster City, California 94404.

      Except as indicated in the footnotes to the table, we believe that the persons named in the table have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of September 30, 2002 upon the exercise of options and these shares are considered outstanding for purposes of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Percentages are based on 24,140,046 shares of common stock outstanding on September 30, 2002.

	Shares Owned

	Number of
Name and Address of Beneficial Owners	Shares	Percentage

Named Executive Officers
Mahmood M. Panjwani(1)	2,669,332	11%
John E. Calonico, Jr.(2)	54,302	*
Joseph S. Campbell(3)	262,231	*
Daniel A. Carmel(4)	93,380	*
Rafiq R. Mohammadi(5)	2,326,150	10%
Former Officers
Mark A. Culhane(6)	195,926	*
Shamshad Rashid(7)	2,669,332	11%
Directors Who Are Not Named Executive Officers
Thomas L. Thomas(8)	17,708	*
c/o HAHT Commerce, Inc.
700 E. El Camino, Suite 270
Mountain View, CA 94040
Moez R. Virani(9)	232,478	1%
c/o Mohr Davidow Ventures
2775 Sand Hill Road, Suite 240
Menlo Park, CA 94025
Former Director
Mark W. Perry(10)	120,426	*
Other 5% Stockholders
RS Investment Management Co. LLC(11)	6,892,975	29%
388 Market Street
San Francisco, CA 94111
RS Investment Management, L.P.(11)	6,892,975	29%
388 Market Street
San Francisco, CA 94111
RS Growth Group LLC(12)	1,667,000	7%
388 Market Street
San Francisco, CA 94111
RS Diversified Growth Fund(13)	3,916,050	16%
338 Market Street
San Francisco, CA 94111
All executive officers and directors as a group (10 persons)(14)	5,971,933	24%

*	Less than 1%

(1)	Includes:

(a)	2,006,000 shares held in joint tenancy with Ms. Rashid, Mr. Panjwani’s spouse;

(b)	50,000 shares held by the Danyal M. Panjwani Trust of which Mr. Panjwani and Ms. Rashid are the trustees;

(c)	100,000 shares held by the Panjwani Irrevocable Trust dated December 31, 1998 of which Mr. Panjwani and Ms. Rashid are the trustees;

(d)	180,000 shares held by Ms. Rashid;

(e)	an option held by Ms. Rashid to purchase 37,500 shares as of November 30, 2002, which constitute part of a grant of options to purchase 50,000 shares that was granted in November 1999;

(f)	an option held by Ms. Rashid to purchase 60,416 shares as of November 30, 2002, which constitute part of a grant of options to purchase 170,000 shares that was granted in April 2001;

(g)	an option held by Mr. Panjwani to purchase 160,416 shares as of November 30, 2002, which constitute part of a grant of options to purchase 350,000 shares that was granted in April 2001; and

(h)	an option held by Mr. Panjwani to purchase 75,000 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 100,000 shares that was granted in November 1999.

(2)	Includes:

(a)	2,219 shares; and

(b)	an option to purchase 52,083 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 300,000 shares that was granted in January 2002.

(3)	Includes:

(a)	an option to purchase 194,523 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 460,000 shares that was granted in December 2000; and

(b)	an option to purchase 67,708 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 250,000 shares that was granted in October 2001.

(4)	Includes:

(a)	4,839 shares; and

(b)	an option to purchase 88,541 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 300,000 shares that was granted in July 2001.

(5)	Includes:

(a)	2,169,234 shares held in joint tenancy with Michelle Mohammadi, Mr. Mohammadi’s wife;

(b)	41,500 shares held by Northern Trust Co. of Chicago as Trustee of the Rafiq R. Mohammadi 1999 Irrevocable Trust, dated November 8, 1999;

(c)	an option to purchase 37,500 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 50,000 shares that was granted in November 1999; and

(d)	an option to purchase 77,916 shares as of November 30, 2002, which constitutes a part of a grant of options to purchase 170,000 shares which was granted in April 2001.

(6)	Includes:

(a)	192,926 shares;

(b)	1,000 shares held by the Michael D. Culhane 1999 Irrevocable Trust of which Mark and Michele Culhane are trustees;

(c)	1,000 shares held by the Maxwell A. Culhane 1999 Irrevocable Trust of which Mark and Michele Culhane are trustees;

(d)	1,000 shares held by the Monica G. Culhane 1999 Irrevocable Trust of which Mark and Michele Culhane are trustees.

(7)	Includes:

(a)	180,000 shares;

(b)	2,006,000 shares held in joint tenancy with Mr. Panjwani, Ms. Rashid’s spouse;

(c)	50,000 shares held by the Danyal M. Panjwani Trust of which Mr. Panjwani and Ms. Rashid are the trustees;

(d)	100,000 shares held by the Panjwani Irrevocable Trust dated December 31, 1998 of which Mr. Panjwani and Ms. Rashid are the trustees;

(e)	an option held by Ms. Rashid to purchase 37,500 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 50,000 shares that was granted in November 1999;

(f)	an option held by Ms. Rashid to purchase 60,416 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 170,000 shares that was granted in April 2001;

(g)	an option held by Mr. Panjwani to purchase 160,416 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 350,000 shares that was granted in April 2001; and

(h)	an option held by Mr. Panjwani to purchase 75,000 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 100,000 shares that was granted in November 1999.

(8)	Represents an option to purchase 17,708 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 37,500 shares granted in April 2001.

(9)	Includes:

(a)	203,000 shares registered in the name of the Moez R. Virani and Vivienne Virani, Trustees of the Virani Family 93 Revocable Trust Dated 11/24/93;

(b)	an option to purchase 24,166 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 30,000 shares granted in June 2000; and

(c)	an option to purchase 5,312 shares as of November 30, 2002, which constitutes part of a grant of options to purchase 7,500 shares granted in April 2001.

(10)	Includes:

(a)	91,666 common shares acquired through the exercise of options granted in September 1998; and

(b)	28,760 shares held in the name of MWP Investment Partnership.

(11)	Based solely on information contained in Amendment No. 11 to Schedule 13D dated October 1, 2002 filed with the Securities and Exchange Commission. Represents 6,892,975 shares over which RS Investment Management Co. LLC reported it held shared voting and dispositive power.

Based solely on information contained in Amendment No. 11 to Schedule 13D dated October 1, 2002 filed with the Securities and Exchange Commission. Represents 6,892,975 shares over which RS Investment Management, L.P. reported it held shared voting and dispositive power.

(12)	Based solely on information contained in Amendment No. 11 to Schedule 13D dated October 1, 2002 filed with the Securities and Exchange Commission. Represents 1,667,000 shares over which RS Growth Group LLC reported it held shared voting and dispositive power.

(13)	Based solely on information contained in Amendment No. 11 to Schedule 13D dated October 1, 2002 filed with the Securities and Exchange Commission. Represents 3,916,050 shares over which RS Diversified Growth Fund reported it held shared voting and dispositive power.

(14)	Includes 898,789 shares which the executive officers and directors as a group may acquire under Rule 13d-3(d)(1), promulgated under the Exchange Act.

      In response to the SEC’s recent adoption of Rule 10b5-1 under the Securities Exchange Act of 1934, our Board of Directors approved an amendment to our policy against insider trading effective April 19, 2002, that permits our officers, directors and certain other employees subject to our insider trading policy to enter into trading plans that comply with the requirements of Rule 10b5-1. Rule 10b5-1 allows insiders to enter into written trading plans for pre-determined sales of specified amounts of shares of Company stock. Insiders may adopt such plans when they are not in possession of material inside information in order to gradually diversify their investment portfolio, to minimize the market effect of stock sales by spreading them out over an extended period of time and to avoid concerns about initiating stock transactions while in possession of material nonpublic information.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

      The following table sets forth information for the years ended December 31, 2001, 2000 and 1999 concerning the total compensation of our Chief Executive Officer, three other executive officers acting in such capacity at December 31, 2001 whose salary and bonus for the year ended December 31, 2001 exceeded $100,000 and two additional individuals who were among our four most highly compensated executive officers for the year ended December 31, 2001 and whose salary and bonus exceeded $100,000 but who were not acting in such capacity at December 31, 2001 (the “Named Executive Officers”):

				Long Term
				Compensation
				Awards

				Number of
		Annual Compensation		Securities
				Underlying
Name and Principal Position	Year	Salary(1)	Bonus(1)	Options

Mahmood M. Panjwani	2001	$300,000	$111,680	350,000
President and Chief Executive Officer	2000	250,000	—	—
	1999	205,000	61,500	100,000
Joseph S. Campbell(2)	2001	$193,750	$156,250	250,000
Chief Operating Officer	2000	43,750	43,750	460,000
Daniel A. Carmel(3)	2001	$90,865	$62,500	300,000
Vice President, Marketing and Business Development
Rafiq R. Mohammadi	2001	$200,000	$74,453	170,000
Senior Vice President, Engineering and	2000	170,000	—	—
Chief Technology Officer	1999	150,000	45,000	50,000
Former Officers
Mark A. Culhane(4)	2001	$161,860	$21,120	—
Chief Financial Officer	2000	165,000	—	170,000
	1999	146,442	45,000	50,000
Shamshad Rashid(5)	2001	$183,000	$21,200	170,000
Vice President, Business Development	2000	155,000	—	—
	1999	130,000	—	230,000

(1)	Amounts shown are on a full year basis, and include cash and non-cash compensation earned by executive officers.

(2)	Mr. Campbell was hired on October 2, 2000. His annualized salary for 2000 was $175,000.

(3)	Mr. Carmel was hired on June 25, 2001. His annualized salary for 2001 was $175,000.

(4)	Mr. Culhane resigned effective August 31, 2001.

(5)	Ms. Rashid has been on leave since August 1, 2001. She received salary through October 15, 2001.

Option Grants in Last Year

      The following table provides the specified information concerning grants of options to purchase our common stock during 2001 to the Named Executive Officers:

		Percent			Potential Realizable Value
		of Total			at Assumed Annual Rates
		Options	Exercise		of Stock Price Appreciation
	Number of Securities	Granted to	or Base		for Option Term
	Underlying Options	Employees	Price	Expiration
Name	Granted(#)	in Year	($/sh)	Date	5%($)	10%($)

Mahmood M. Panjwani	350,000	11.1	$2.51	04/24/11	$505,750	$1,257,200
Joseph S. Campbell	250,000	7.9	$4.22	10/16/11	$607,500	$1,509,750
Daniel A. Carmel	300,000	9.5	$3.81	07/02/11	$674,700	$1,686,300
Rafiq R. Mohammadi	170,000	5.4	$2.51	04/24/11	$245,650	$610,640
Former Officers
Mark A. Culhane	—	—	—	—	—	—
Shamshad Rashid	170,000	5.4	$2.51	04/24/11	$245,650	$610,640

Aggregated Option Exercises for 2001 and 2001 Year-End Values

      The following table provides certain information concerning exercises of options to purchase our common stock during 2001, and unexercised options held as of December 31, 2001, by the Named Executive Officers:

			Number of Securities
			Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
			at 12/31/01(1)		at 12/31/01(2)
	Shares Acquired	Value
Name	on Exercise	Realized	Vested	Unvested	Vested	Unvested

Mahmood M. Panjwani	—	—	132,292	317,708	$431,519	$1,451,481
Joseph S. Campbell(3)	—	—	161,622	548,378	$1,162,062	$3,980,338
Daniel A. Carmel	—	—	31,251	268,749	$127,504	$1,096,49
Rafiq R. Mohammadi	—	—	64,999	155,001	$209,599	$705,006
Former Officers
Mark A. Culhane(4)	—	—	44,791	175,209	$104,581	—
Shamshad Rashid(5)	—	—	48,958	351,042	$263,394	$791,307

(1)	We have a right of repurchase as to any unvested shares upon optionee’s termination of employment at their original exercise price, subject to the “Change in Control” provisions described below.

(2)	Calculated on the basis of the fair market value of the underlying securities as of December 31, 2001 of $7.89 per share, as reported as the closing price on the National Association of Securities Dealers Automated Quotations System, minus the aggregate exercise price.

(3)	Mr. Campbell’s offer letter provided that he was to receive a $1,000,000 contribution from us toward his stock option exercise price. On December 4, 2000 Mr. Campbell was granted options for 460,000 shares at an exercise price of $2.875 per share. At the time Mr. Campbell exercises these options, our $1,000,000 contribution toward their exercise price will be effected by contributing $2.175 per share ($1,000,000 divided by 460,000) toward the purchase price of the shares issuable under these options. Therefore, on exercise of these options, Mr. Campbell will be paying us $0.70 per share, and we have recorded the remaining $2.175 per share as compensation expense over the vesting period of the option. The values set forth in the table for Mr. Campbell’s in-the-money options are based on an effective exercise price of $0.70 per share for these 460,000 options and an exercise price of $4.22 per share for an option to purchase 250,000 shares we awarded Mr. Campbell in October 2001.

(4)	Mr. Culhane stopped vesting in all of his options on November 1, 2001, after which time he was granted six months to exercise any vested portion of his option grant.

(5)	Ms. Rashid has been on leave since August 1, 2001. Vesting of her options was suspended on October 15, 2001 for the remainder of her leave.

Change of Control and Severance Arrangements

      In April 2001, the Board of Directors granted options to purchase 350,000 shares of our common stock to Mr. Panjwani and options to purchase 170,000 shares of our common stock to each of Mr. Mohammadi and Ms. Rashid. If any of these officers’ employment is terminated by iManage without cause or by the officer for good reason within 12 months following a change in control of iManage, the terminated officer’s options will immediately accelerate in an amount equal to the lesser of (A) 50% of the total number of shares subject to these options as of the date of the constructive termination or (B) the number of shares subject to these options remaining unvested as of the date of the constructive termination. The same acceleration provisions apply to an option grant to Mr. Carmel in July 2001 to purchase 300,000 shares, an option grant to Mr. Campbell in October 2001 to purchase 250,000 shares and option grants to Mr. Calonico in January 2002 to purchase 300,000 shares.

Absence of Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      The Compensation Committee is composed of three outside directors. During the year ended December 31, 2001, the Compensation Committee was comprised of Mark W. Perry, Moez R. Virani and DuWayne Peterson, until June 2001 when Mr. Peterson’s term as a director expired. In June 2001, Mr. Peterson was replaced by Thomas L. Thomas, who was elected to our Board of Directors at our 2001 annual meeting of stockholders. No interlocking relationships exist between any member of our Compensation Committee and any member of any other Company’s Board of Directors or Compensation Committee. The Compensation Committee makes recommendations regarding our employee stock plans and makes decisions concerning salaries and bonus compensation for our executive officers.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee is responsible for setting and monitoring policies governing compensation of executive officers, reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our 1997 stock option plan. The objectives of the Compensation Committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

Salary

      The Compensation Committee annually assesses the performance and sets the salary of the President and Chief Executive Officer, Mahmood M. Panjwani. In turn, Mr. Panjwani annually assesses the performance of all other executive officers and recommends salary increases, which are reviewed and approved by the Compensation Committee.

      In particular, Mr. Panjwani’s compensation as President and Chief Executive Officer is based on compensation levels of Presidents and Chief Executive Officers of comparable size companies. In addition, the Compensation Committee considers certain incentive objectives based on iManage’s performance.

      In determining executive officer salaries, the Compensation Committee reviews recommendations from Mr. Panjwani, which include information from salary surveys, performance evaluations and our financial condition. The Compensation Committee also establishes both financial and operational based objectives and goals in determining executive officer salaries. These goals and objectives include sales and spending forecasts for the upcoming year and published executive compensation literature for comparable sized companies.

      For more information regarding the compensation and employment arrangements of Mr. Panjwani and other executive officers, see “Executive Compensation.”

Bonuses

      The Compensation Committee established an executive bonus plan (the “Bonus Plan”) for 2001 in order to provide additional incentives to executives who meet established performance goals. Awards under the Bonus Plan were contingent upon iManage’s attainment of revenue and operating targets for the first half and second half of our 2001 year, set by the Compensation Committee in consultation with the Chief Executive Officer. Awards were weighted so that executives received proportionately higher awards when our performance reached maximum targets, proportionality smaller awards when our performance reached minimum targets, and no awards when we did not meet minimum performance targets. After the events of September 11, 2001, certain of the bonus targets were adjusted to take into account changed business conditions. One-third of the target bonus was available for award based on results of the first half of 2001 and two-thirds was available based on second half results.

Stock Options

      The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for our stockholders and, therefore, periodically grants stock options under our stock option plan. Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price.

      The Compensation Committee and the Board of Directors determines the size and frequency of option grants for executive officers, after consideration of recommendations from the Chief Executive Officer. Recommendations for options are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each officer to iManage and previous option grants to such executive officers.

      Generally, option grants vest 25% 12 months after commencement of employment or after the date of grant and continue to vest thereafter in equal monthly installments over three years, conditioned upon continued employment. However, in April 2001, the Compensation Committee recommended the grant of certain options to Messrs. Panjwani and Mohammadi with an initial vesting date of January 1, 2002 that would accelerate to commence vesting on January 1, 2001 in the event that the objectives in the 2001 Bonus Plan were achieved. In addition, the Compensation Committee recommended that the vesting of options to purchase 28,000 shares under Mr. Campbell’s 2000 stock option grant would accelerate on January 1, 2002 in the event that the 2001 Bonus Plan targets were achieved. In January 2002, the Compensation Committee recommended the acceleration set forth above after concluding the 2001 Bonus Plan objectives had been achieved.

Compensation of Chief Executive Officer

      Mahmood M. Panjwani has served as our President and Chief Executive Officer since October 1995. In April 2001, after review of executive compensation for comparable sized companies, the Compensation Committee increased Mr. Panjwani’s salary to $300,000 per year and granted him options to purchase 350,000 shares of iManage’s common stock, 150,000 of which were subject to accelerated vesting on the achievement of revenue targets and the delivery of an acceptable revenue plan for 2002. In January 2002, the Compensation Committee awarded Mr. Panjwani $111,680 in cash compensation based on the achievement of 96% of the revenue and operating results targets of our 2001 Bonus Plan in the first half of 2001 and 100% of such targets in the second half of 2001. Also, the Compensation Committee accelerated the vesting of 150,000 of Mr. Panjwani’s options based on the attainment of revenue targets and the delivery of an acceptable 2002 revenue plan.

Respectfully submitted by the Compensation
Committee,

Moez R. Virani
Thomas L. Thomas

REPORT OF THE AUDIT COMMITTEE

      The following is the report of the Audit Committee with respect to iManage’s audited financial statements for the year ended December 31, 2001. Except for the final sentence of the second paragraph in this report, the information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

      The Audit Committee has reviewed and discussed iManage’s audited financial statements with management. The Audit Committee has discussed with PricewaterhouseCoopers, LLP, iManage’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 which include, among other items, matters related to the conduct of the audit of iManage’s financial statements. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers, LLP required by the Independence Standards Board Standard No. 1 (which relates to the auditors’ independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers, LLP their independence from iManage. The Audit Committee has considered whether PricewaterhouseCoopers, LLP’s provision of non-audit services to iManage is compatible with maintaining PricewaterhouseCoopers, LLP’s independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to iManage’s Board of Directors that iManage’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

Respectfully submitted by the Audit Committee,

Moez R. Virani
Thomas L. Thomas

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Option Grants to Directors and Executive Officers

      In June 1999, we granted Ms. Rashid an option to purchase 180,000 shares of our common stock at an exercise price of $1.65 per share. In July 1999, Ms. Rashid exercised the option in full with funds we loaned her under a full recourse promissory note approved by our Board of Directors. The promissory note accrues interest at the rate of 4.9% per year and was due on July 26, 2001. The due date has been extended to September 1, 2003.

      In April 2001, we granted an option to purchase 350,000 shares of our common stock to Mr. Panjwani and options to purchase 170,000 shares of our common stock to each of Mr. Mohammadi and Ms. Rashid. The exercise price of each of these options is $2.51 per share.

      In June 2001, we granted Mr. Virani an option to purchase 7,500 shares of our common stock at an exercise price of $2.51 per share.

      In June 2001, we granted Mr. Thomas an option to purchase 37,500 shares of our common stock at an exercise price of $2.51 per share, 30,000 shares of which were automatically awarded to Mr. Thomas under the terms of our 1997 stock option plan upon his election to our Board of Directors.

      In July 2001, upon the appointment of Mr. Carmel as our Vice President, Marketing and Business Development, we granted him an option to purchase 300,000 shares of our common stock at an exercise price of $3.71 per share.

      In October 2001, upon the election of Mr. Campbell as our Chief Operating Officer, we granted him an option to purchase 250,000 shares of our common stock at an exercise price of $4.22 per share.

      In January 2002, upon the appointment of Mr. Calonico as our Chief Financial Officer, we granted him an option to purchase 75,000 shares of our common stock at an exercise price of $4.00 per share and an option to purchase 225,000 shares of our common stock at an exercise price of $7.03 per share. The closing sale price of our common stock reported on the Nasdaq Stock Market on the date of these grants was $7.03 per share.

      In October 2002, upon the appointment of Bob L. Corey to the Board of Directors, we granted him options to purchase up to 30,000 shares at an exercise price of $2.45, the closing sale price reported on the Nasdaq Stock Market on the date of grant. This grant was made automatically upon his appointment pursuant to the terms of our 1997 stock option plan.

Other Insider Arrangements

      Before founding iManage, Mr. Panjwani, our President and Chief Executive Officer, and Ms. Rashid, Mr. Panjwani’s spouse, operated Q-Image Corporation, a consulting services company founded by Mr. Panjwani. Mr. Panjwani served as President of Q-Image from August 1988 to December 1997. Currently, Mr. Panjwani and Ms. Rashid jointly hold a 90% ownership in Q-Image.

      Under written agreement, Q-Image subleased office space from iManage in our San Mateo facility for $84,600 in 1999, $91,650 for 2000, and $52,000 for 2001.

      We are currently using the services of a full-time consultant who was referred to us by Q-Image. Under our current arrangement with Q-Image, we pay fees to Q-Image equivalent to the salaries and incentive pay of this consultant. We also pay additional fees to Q-Image to cover the cost of employee benefits provided by Q-Image to this individual. We have in the past, and may in the future, hire consultants from Q-Image as full-time iManage employees. We paid Q-Image $602,128, $409,243 and $129,000, respectively, for the years ended December 31, 1999, 2000 and 2001 for these services.

      On April 5, 2000, we made a loan to Mr. Culhane for $1,000,000. The loan bears interest at 5% per annum and principal and interest were due October 31, 2000. The loan was subsequently amended such that the loan will become due on the earlier of (i) December 31, 2008 or (ii) the date upon which Mr. Culhane has the ability to sell our common stock, subject to our trading window and insider trading policy, if applicable, at a price of $20 per share or higher. The loan is collateralized by 165,000 shares of our common stock beneficially owned by Mr. Culhane and any additional shares of our common stock that become beneficially owned as a consequence of the exercise of 170,000 common stock options held by Mr. Culhane.

      On April 2, 2002, we made a non-recourse loan to Mr. Campbell in the amount of $750,000 for the purchase of his residence. The loan bears interest at 5% per annum and principal and interest are due on the earlier of (i) April 2, 2007, (ii) the date which is six months following the date of Mr. Campbell’s voluntary resignation or termination for cause or (iii) any event of default under the secured note evidencing the loan. If Mr. Campbell sells shares of common stock he realizes on the exercise of his options, 50% of the proceeds of the sale must be applied to the prepayment of amounts due under the note. The loan is secured by (i) the shares or other property realized by Mr. Campbell upon the exercise of options to purchase our common stock, and (ii) a second deed of trust on the property.

      All of the transactions described above were approved by the disinterested members of the Board of Directors. We intend that all future transactions, including the agreements with Q-Image and loans between us and our officers, directors and principal stockholders and their affiliates, will be approved by a disinterested majority of the Board of Directors and by the Compensation Committee of the Board of Directors, which is composed entirely of independent directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms filed by such person.

      Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with.

COMPARISON OF STOCKHOLDER RETURN

      Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the graph shall not be deemed to be incorporated by reference onto any such filings.

      The following graph compares the percentage change in the cumulative total stockholder return on the Company’s common stock from November 17, 1999, the date of the Company’s initial public offering at $11.00 per share, through the end of the Company’s year ended December 31, 2001, with the percentage change in the cumulative total return for the Nasdaq National Market (U.S. Companies) Index and Nasdaq Computer and Data Processing Services Group Index. The comparison assumes an investment of $100 on November 17, 1999 in the Company’s common stock and in each of the foregoing indices and assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future performance.

	November 17,	December 31,	December 29,	December 31,
	1999	1999	2000	2001

iManage	100.00	130.46	18.53	32.04
Nasdaq Composite	100.00	124.47	74.87	59.41
Nasdaq Computer & Data Processing	100.00	141.11	64.98	52.33

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

      Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable Securities and Exchange Commission rules. For a stockholder proposal to be included in our proxy materials for the 2003 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than June 24, 2003. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than June 24, 2003.

TRANSACTION OF OTHER BUSINESS

      At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors,

JOHN E. CALONICO, JR.
Secretary

October 22, 2002

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF
iMANAGE, INC.

Statement of Policy

      This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of iManage, Inc. (“iManage” or the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

      The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company’s compliance with legal and regulatory requirements. The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee has full authority to seek any information it requires from the Company and may meet with officers, employees, external counsel and independent auditors as necessary. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

      The Company’s management, under the direction of the Board of Directors, is responsible to set the appropriate “tone at the top” to ensure a high level of integrity in all of the Company’s business dealings and financial reporting.

Composition and Organization

      The Committee shall be comprised of three or more directors appointed by the Board, each of whom must satisfy the independence and experience requirements of the Nasdaq National Market. In addition, the Committee shall not include any member who:

•	accepts consulting, advisory or other compensatory fees from iManage, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, or

•	is an affiliated person of iManage or any subsidiary of the Company.

      Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. If possible, at least one member should be a financial expert as determined in accordance with the rules and regulations of the Securities and Exchange Commission.

      The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board may replace any member of the Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

Committee Authority and Responsibilities

Oversight of the Company’s Independent Auditors

      The Committee shall be directly and solely responsible for the engagement and oversight of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. The independent auditor will report directly to the Committee. The Committee shall:

1. Approve in advance the engagement of the independent auditors for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement.

2. Evaluate annually the qualifications, performance and independence of the independent auditors, including whether the independent auditor’s quality control procedures are adequate, the review and evaluation of the lead partner of the independent auditors, taking into account the opinions of management and report to the Board on its conclusions, together with any recommendations for additional action.

3. Adopt a policy assuring the rotation, as required by law, of the lead audit and concurring partners every five years.

4. Obtain periodically from the independent auditors a formal written statement of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and in particular, describing all relationships between the auditor and iManage, and discuss with the auditors’ any disclosed relationships or services that may impact auditors objectivity and independence.

5. Meet with the independent auditor prior to the audit to discuss planning and staffing of the audit.

6. Review with the independent auditors the results of their audits and reviews, any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditors in connection with the preparation of the consolidated financial statements. Review with the independent auditors any accounting adjustments that were noted or proposed by the auditors but that were “passed” (as immaterial or otherwise), any communications between the audit team and the auditor’s national office respecting auditing or accounting issues presented by the engagement and any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company.

7. Review with the independent auditors the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles that the independent auditors have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors. Understand the nature of other significant accounting and reporting matters, including complex and unusual transactions.

8. Approve, as necessary, the termination of the engagement of the independent auditors and select a replacement independent auditor.

Review of Financial Reporting Policies and Processes

      To fulfill its responsibilities and duties the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1. Review and discuss with management and the independent auditors the Company’s annual audited financial statements, the results of the independent auditor’s audit, any certification, report, opinion or review rendered by the independent auditors, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

2. Review and discuss with management and the independent auditors the Company’s financial statements and the Company’s disclosure under “Management’s Discussion and Analysis of Results of Operation” prior to the filing of each of the Company’s periodic filings with the Securities and Exchange Commission.

3. Review and discuss financial press releases with management prior to their release.

4. Meet separately with management and with the independent auditors.

5. Review and discuss with management its assessment of the Company’s disclosure controls and procedures and consider whether any changes are appropriate in light of management’s assessment.

6. Review and discuss with management its assessment of the effectiveness of the Company’s internal controls and procedures for financial reporting, and review with the independent auditors the attestation to and report on the assessment made by management, and consider whether any changes to the internal controls processes and procedures are appropriate in light of management’s assessment or the independent auditor’s report.

7. Review and discuss with management and the independent auditors any off-balance sheet transactions or similar structures and their effect on the Company’s consolidated financial results and operations, as well as the disclosure regarding such transactions and similar structures in the Company’s public filings.

8. Review with management and the independent auditors the effect of regulatory and accounting initiatives. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

9. Review with management and the independent auditors the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Risk Management, Related Party Transactions, Legal Compliance and Ethics

      To further fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1. Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

2. Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interests and other improprieties.

3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4. Adopt a Code of Ethics for senior financial officers and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. Review conduct alleged to be in violation of such Code of Ethics and adopt as necessary or appropriate remedial, disciplinary or other measures with respect to such conduct. Take such actions, including review of conduct alleged to be in violation of the Company’s Code of Business Conduct and Ethics, and adoption of remedial, disciplinary or other measures with regard to such actions, as may be necessary or appropriate under the Company’s Code of Business Conduct and Ethics.

5. Discuss with management and the independent auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s consolidated financial statements or accounting policies.

6. Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

7. Prepare the Committee’s report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

8. Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

9. Review and reassess the Charter’s adequacy periodically.

Meetings

      The Committee shall meet as often as it determines appropriate. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee shall utilize agendas prepared in advance and shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

DETACH HERE

iMANAGE, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 21, 2002

SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mahmood M. Panjwani and John E. Calonico Jr., and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in iManage, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company at 950 Tower Lane, Suite 500, Foster City, California, 94404 on November 21, 2002 at 10:00 a.m. Pacific Standard Time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated October 22, 2002 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 AND 2

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

iMANAGE, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

DETACH HERE

☒	Please mark votes as in this example.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

A vote FOR the following proposals is recommended by the Board of Directors:

1.	To elect one (1) Class III director to the iManage, Inc. Board of Directors to hold office for a three-year term and until his successor is elected and qualified.

NOMINEE: Bob L. Corey

FOR NOMINEE	☐	☐	WITHHELD FROM NOMINEE

		FOR	AGAINST	ABSTAIN

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2002.	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

PLEASE SIGN HERE. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.

Signature:	Date:	Signature:	Date: